UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

November 5, 2019
Date of Report (Date of earliest event reported)

RAVEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

SD	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107
Sioux Falls	SD	57117-5107
(Address of principal executive offices)		(Zip Code)

(605) 336-2750
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	RAVN	NASDAQ	Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

On November 5, 2019, Raven Industries, Inc. (the “Company”) issued a press release providing an overview of the Company’s strategic plan, with a specific focus on two strategic platforms for growth: Raven Autonomy™ and Raven Composites™, attached to this current report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

As previously announced, the Company will hold an investor day on November 5, 2019, commencing at 10:30 am ET, in New York City. Management will present information to investors using the slides attached to this current report on Form 8-K as Exhibit 99.2 (the “Investor Day Presentation”), which are incorporated herein by reference.

By filing this current report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Information contained in the press release and Investor Day Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 7.01 of this current report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Raven Industries, Inc. press release dated November 5, 2019, Unveiling Raven Autonomy™ and Raven Composites™ at Investor Day

99.2	Investor Day Presentation dated November 5, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.
/s/ Steven E. Brazones
Steven E. Brazones
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: November 5, 2019